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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) October 28, 1997


                     Mellon Residential Funding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                    333-24453        23-2889067
(State or other                     (Commission       (IRS Employer
 jurisdiction of incorporation)      File Number)      ID Number)


One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania              15258
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code:               (412) 236-6559

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

Filing of Pooling and Servicing Agreement.

         Mellon Residential Funding Corporation (the "Depositor") registered issuances of up to $2,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-24453) (a amended, the "Registration Statement"). Pursuant to the Registration Statement, Mellon Bank Home Equity Installment Loan Trust 1997-1 issued $125,173,000 principal amount of Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates"), on October 28, 1997.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 30, 1997 (the "Pooling and Servicing Agreement"), among the Depositor, Mellon Bank, N.A., as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of September 30, 1997, among Mellon Residential Funding Corporation, as Depositor, Mellon Bank, N.A., as Seller and Master Servicer, and Bankers Trust Company, N.A., as Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MELLON RESIDENTIAL FUNDING CORPORATION


                                    By: /s/ Stephen Cobain
                                       -------------------
                                    Name: Stephen Cobain
                                    Title:  President



Dated:  October 30, 1997
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                                  EXHIBIT INDEX

Exhibit                                                                     Page

4.1 Pooling and Servicing Agreement, dated as of September 30, 1997, among Mellon Residential
                  Funding Corporation, as Depositor, Mellon Bank, N.A, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.